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                                                                    EXHIBIT 23.2

                  CONSENT OF PRYOR CASHMAN SHERMAN & FLYNN LLP

    We hereby consent to the reference to us under the heading "Legal Matters" in the Post-Effective Amendment No. 1 to Mack-Cali Realty Corporation's Registration Statement No. 333-71133 on Form S-3.

Pryor Cashman Sherman & Flynn LLP

New York, New York

April 30, 2001